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                                                                  EXHIBIT 10.6


                                                        AMENDMENT TO DOCUMENTS


                  FOURTH AMENDMENT TO BUSINESS LOAN AGREEMENT


This Fourth Amendment to Business Loan Agreement is entered into as of February 26, 1999, between Bank of America Texas, N.A.
("Bank") and Powell Industries, Inc. ("Borrower").

                                   RECITALS

A. WHEREAS, Bank and Borrower have entered into that certain Business Loan Agreement dated August 21, 1997, and amended on September 16, 1998, September 25, 1998, and October 15, 1998 (collectively the "Agreement"); and

B. WHEREAS, Borrower and Bank desire to amend certain terms and provisions of said Agreement as more specifically hereinafter set forth.

                                    AGREED

NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower mutually agree to amend said Agreement as follows:

1. In Paragraph 1.1 (Line of Credit Amount) of the Agreement, the amount "Twenty Million and No/100 Dollars ($20,000,000.00)," is substituted for the amount "Fifteen Million and No/100 Dollars ($15,000,000.00)."

2.       In Paragraph 1.2 (Availability) of the Agreement, the date
         "February 28, 2001," is substituted for the date "February 28, 2000."

3. Paragraph one of Paragraph 1.5 (Letters of Credit) is amended in its entirety to read as follows:

         1.5 LETTERS OF CREDIT. This line of credit may be used for issuing commercial letters of credit and standby letters of credit with a maximum maturity of February 28, 2001, provided however that letters of credit of One Million and No/100 Dollars ($1,000,000.00) or less may mature one year beyond the Expiration Date. Each commercial letter of credit will require drafts payable at sight.

This Amendment will become effective as of the date first written above, provided that each of the following conditions precedent have been satisfied in a manner satisfactory to Bank:

The Bank has received from the Borrower a duly executed original of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent").

The Bank has received from the Borrower a corporate resolution in the amount of Thirty Million and No/100 Dollars ($30,000,000.00).

The Bank has received guaranties signed by Powell Electrical Manufacturing Company, Delta-Unibus Corp., Unibus, Inc., Powell-ESCO Company, and Transdyn Controls, Inc. in the amount of Thirty Million and No/100 Dollars
($30,000,000.00).

Except as provided in this Amendment, all of the terms and provisions of the Agreement and the documents executed in connection therewith shall remain in full force and effect. All references in such other documents to the Agreement shall hereafter be deemed to be references to the Agreement as amended hereby.


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THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

BANK OF AMERICA TEXAS, N.A.                   POWELL INDUSTRIES, INC.


By: /s/ JOSEPH PATTERSON                      By: /s/ J. F. AHART
   ---------------------------------             ------------------------------
    Joseph Patterson, Vice President             J.F. Ahart, Vice President


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                           GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT


                  The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing Fourth Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated:  February 26, 1999


POWELL ELECTRICAL MANUFACTURING COMPANY


By:  /s/ J. F. AHART
   ---------------------------
   J. F. Ahart, Vice President


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                           GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT


             The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing Fourth Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated:  February 26, 1999


DELTA-UNIBUS CORP.


By:  /s/ J. F. AHART
    ---------------------------
    J. F. Ahart, Vice President


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                           GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT


             The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing Fourth Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated:  February 26, 1999


UNIBUS, INC.


By:  /s/ J. F. AHART
    ---------------------------
    J. F. Ahart, Vice President


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                           GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT


             The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing Fourth Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated:  February 26, 1999


POWELL-ESCO COMPANY


By:  /s/ J. F. AHART
    ---------------------------
    J. F. Ahart, Vice President


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                           GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT


             The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing Fourth Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated:  February 26, 1999


TRANSDYN CONTROLS, INC.


By:  J. F. AHART
    ---------------------------
    J. F. Ahart, Vice President


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